UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6506

Western Asset Intermediate Muni Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2020

WESTERN ASSET

INTERMEDIATE MUNI

FUND INC. (SBI)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes*, consistent with prudent investing.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal obligations. In addition, under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the investment manager. The Fund also maintains a dollar-weighted average effective maturity of between three and ten years.

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

II	Western Asset Intermediate Muni Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Intermediate Muni Fund Inc. for the six-month reporting period ended May 31, 2020. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2020

Western Asset Intermediate Muni Fund Inc.	III

Performance review

For the six months ended May 31, 2020, Western Asset Intermediate Muni Fund Inc. returned -3.02% based on its net asset value (“NAV”)i and -5.78% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays 1-15 Year Municipal Bond Indexii , returned 1.92% for the same period. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averageiii returned -1.18% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.14 per share. As of May 31, 2020, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2020 (unaudited)
Price Per Share	6-Month Total Return**
$9.79 (NAV)	-3.02	%†
$8.54 (Market Price)	-5.78	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com. (click on the name of the Fund).

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Intermediate Muni Fund Inc.	V

Performance review (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Intermediate Muni Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2020

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including interest rate risk, credit risk, leveraging risk and management risk. As interest rates rise, bond prices fall, reducing the value of the fixed income securities held by the Fund. Lower-rated, higher-yielding bonds, known as “junk bonds”, are subject to greater liquidity and credit risk, including the risk of default, than higher-rated obligations. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in securities of other investment companies. To the extent it does, Fund stockholders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operation. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”) that invest primarily in municipal securities, involves risks similar to those of investing directly in the securities in which those investment companies invest. Leverage may result in greater volatility of NAV and market price of common shares and increases a shareholder’s risk of loss. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.

VI	Western Asset Intermediate Muni Fund Inc.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Bloomberg Barclays 1–15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

Western Asset Intermediate Muni Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2020 and November 30, 2019 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	1

Schedule of investments (unaudited)

May 31, 2020

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 133.5%
Alabama — 1.5%
Jefferson County, AL, Sewer Revenue, Subordinated Lien Warrants, Series D	5.000%	10/1/21	$1,500,000	$1,578,450
Tuscaloosa County, AL, IDA Revenue, Hunt Refining Project, Series A, Refunding	4.500%	5/1/32	500,000	502,905	(a)
Total Alabama				2,081,355
Alaska — 0.2%
Alaska State Housing Finance Corp., State Capital Project, Series B	4.000%	12/1/36	250,000	288,980
Arizona — 3.7%
Arizona State IDA, Education Revenue, Lincoln South Beltway Project	5.000%	2/1/25	500,000	585,800
Chandler, AZ, IDA Revenue, Intel Corp. Project	5.000%	6/3/24	1,300,000	1,493,115	(b)(c)(d)
La Paz County, AZ, IDA, Lease Revenue, Charter School Solutions Harmony Public Schools Project	5.000%	2/15/38	500,000	541,670
Navajo Nation, AZ, Series A, Refunding	5.000%	12/1/25	250,000	267,855	(a)
Phoenix, AZ, Civic Improvement Corp., Airport Revenue, Junior Lien, Refunding	5.000%	7/1/27	1,000,000	1,183,060
Pinal County, AZ, Electrical District #3, Electric System Revenue, Refunding	4.000%	7/1/23	1,000,000	1,036,770
Total Arizona				5,108,270
California — 24.4%
Alameda, CA, Corridor Transportation Authority Revenue, Second Subordinated Lien, Series B, Refunding	5.000%	10/1/34	500,000	544,010
Anaheim, CA, Public Financing Authority Lease, Refunding, Series A	5.000%	5/1/26	2,000,000	2,236,900
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area, Series B-1, (SIFMA Municipal Swap Index Yield + 1.100%)	1.240%	4/1/24	2,000,000	1,993,520	(c)(d)
California State:
GO, Various Purpose	5.000%	3/1/35	500,000	661,855
GO, Various Purpose, Refunding	4.000%	3/1/37	750,000	907,200
California State MFA Revenue:
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/34	350,000	390,054	(b)
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/43	400,000	434,288	(b)
California State MFA Special Facility Revenue, United Airlines, Inc., Los Angeles International Airport Project	4.000%	7/15/29	250,000	240,580	(b)
California State PCFA Water Furnishing Revenue, Poseidon Resources	5.000%	7/1/27	2,000,000	2,094,080	(a)(b)

See Notes to Financial Statements.

2	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California Statewide CDA Revenue, Provident Group-Pomona Properties LLC, Series A	5.600%	1/15/36	$555,000	$562,504	(a)
Golden State, CA, Tobacco Securitization Corp. Revenue, Tobacco Settlement Funded, Series A-1, Refunding	5.000%	6/1/34	1,500,000	1,748,655
Long Beach, CA, Bond Finance Authority Lease Revenue, Series A, Refunding	5.000%	8/1/31	1,855,000	2,028,813
Los Angeles County, CA, MTA, Sales Tax Revenue, Senior Proposition C, Series B	5.000%	7/1/35	1,000,000	1,276,680
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue, Multiple Capital Projects II	5.000%	8/1/22	1,000,000	1,098,480
Los Angeles, CA, Department of Airports Revenue, Subordinated, Los Angeles International Airport, Series D	5.000%	5/15/36	1,200,000	1,420,872	(b)
Los Angeles, CA, Department of Water & Power, Power System Revenue, Series C	5.000%	7/1/37	750,000	932,715
Modesto, CA, Irrigation District, Electric System Revenue:
Series A, Refunding	5.000%	7/1/24	4,130,000	4,335,880
Series A, Refunding	5.000%	7/1/25	2,000,000	2,099,260
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	5.000%	10/1/42	100,000	92,399	(a)
M-S-R Energy Authority, CA, Natural Gas Revenue, Series B	6.125%	11/1/29	2,980,000	3,726,609
Northern California Energy Authority, Commodity Supply Revenue, Series A	4.000%	7/1/24	500,000	546,325	(c)(d)
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1, Refunding	5.250%	9/1/34	430,000	459,889
Riverside, CA, Electric Revenue:
Series A, Refunding	5.000%	10/1/36	750,000	967,612
Series A, Refunding	5.000%	10/1/43	250,000	316,663
Riverside, CA, Sewer Revenue, Series A, Refunding	5.000%	8/1/35	750,000	957,863
San Bernardino City, CA, Unified School District, COP, School Financing Project, AGM	5.000%	10/1/35	250,000	316,350
San Francisco, CA, City & County Airport Commission, International Airport Revenue, SFO Fuel Company LLC, Series A, Refunding	5.000%	1/1/33	645,000	775,793	(b)

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Stockton, CA, PFA Wastewater Revenue, Bond Anticipation Notes, Series 2019	1.400%	6/1/22	$150,000	$149,727
Tobacco Securitization Authority of Southern California Revenue, Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/25	250,000	290,743
Total California				33,606,319
Colorado — 4.6%
Base Village Metropolitan District #2, CO, GO, Series A, Refunding	5.500%	12/1/36	500,000	503,955
Denver, CO, City & County Special Facility Apartment Revenue, United Airlines Inc. Project, Refunding	5.000%	10/1/32	100,000	99,448	(b)
E-470 Public Highway Authority Revenue, CO, Series C, Refunding	5.250%	9/1/25	2,000,000	2,014,760
Public Authority for Colorado Energy, Natural Gas Purchase Revenue, Series 2008	6.125%	11/15/23	3,290,000	3,576,757
Vauxmont Metropolitan District, CO, GO, Subordinate Limited Tax, Series 2019, Refunding, AGM	5.000%	12/15/28	125,000	147,261
Total Colorado				6,342,181
Connecticut — 1.7%
Connecticut State HEFA Revenue, Sacred Heart University Issue, Series I-1, Refunding	5.000%	7/1/36	250,000	282,180
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series A	5.000%	5/1/34	600,000	753,828
Connecticut State Special Tax Revenue, Transportation Infrastructure, Series A	5.000%	1/1/37	500,000	595,950
Connecticut State, GO:
Series A	5.000%	4/15/30	400,000	500,484
Series E	5.000%	10/15/34	210,000	243,867
Total Connecticut				2,376,309
District of Columbia — 1.1%
District of Columbia Revenue:
Ingleside Rock Creek Project, Series A	4.125%	7/1/27	140,000	130,152
Series A	5.000%	3/1/38	750,000	989,962
District of Columbia Water & Sewer Authority Revenue, Subordinated Lien, Series C	1.750%	10/1/24	350,000	356,017	(c)(d)
Total District of Columbia				1,476,131

See Notes to Financial Statements.

4	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — 7.6%
Broward County, FL, Airport System Revenue, Series 2017	5.000%	10/1/36	$250,000	$288,862	(b)
Florida State Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School Inc. Projects, Series A	6.000%	6/15/35	150,000	157,896	(a)
Florida State Mid-Bay Bridge Authority Revenue, Series A, Refunding	5.000%	10/1/27	545,000	594,224
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, Refunding	5.000%	10/1/30	1,500,000	1,616,055
Miami-Dade County, FL, Aviation Revenue:
Series A, Refunding	5.000%	10/1/31	4,000,000	4,414,560	(b)(e)
Series A, Refunding	5.000%	10/1/32	1,000,000	1,103,640	(b)(e)
Miami-Dade County, FL, Expressway Authority Toll System Revenue, Series B, Refunding	5.000%	7/1/26	1,500,000	1,709,220
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Nicklaus Children’s Hospital, Refunding	5.000%	8/1/36	250,000	290,675
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Communities, Refunding	5.000%	8/1/36	250,000	259,648
Total Florida				10,434,780
Georgia — 0.6%
Main Street Natural Gas Inc., GA, Gas Project Revenue, Series A	5.000%	5/15/33	250,000	288,225
Private Colleges & Universities Authority, GA, Revenue, Savannah College of Art & Design Inc. Project	5.000%	4/1/28	500,000	555,495
Total Georgia				843,720
Illinois — 18.1%
Chicago, IL, Board of Education, Dedicated Capital Improvement, Special Tax Revenue, Series 2018	5.000%	4/1/38	500,000	503,755
Chicago, IL, Board of Education, GO:
Dedicated, Series G, Refunding	5.000%	12/1/34	270,000	269,468
Series C, Refunding	5.000%	12/1/24	250,000	256,365
Series D	5.000%	12/1/46	1,500,000	1,419,000
Chicago, IL, GO:
Series A	5.000%	1/1/40	600,000	596,808
Series A, Refunding	5.000%	1/1/26	500,000	522,295
Series B, Refunding	5.500%	1/1/30	1,000,000	1,047,570
Series C, Refunding	5.000%	1/1/25	500,000	521,180

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO, Green Bond, Series B	5.000%	12/1/29	$850,000	$980,730
Chicago, IL, O’Hare International Airport Revenue:
Senior Lien, Series D	5.250%	1/1/36	500,000	578,960
Senior Lien, Series D	5.250%	1/1/37	400,000	461,532
Series A, Refunding	5.000%	1/1/31	1,750,000	1,951,652	(b)
Chicago, IL, Wastewater Transmission Revenue, Second Lien, Series B, Refunding	5.000%	1/1/36	600,000	700,734
Chicago, IL, Waterworks Revenue:
Second Lien, Series 2017, Refunding	5.000%	11/1/29	500,000	565,415
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/32	630,000	728,173
Illinois State Finance Authority Revenue:
Northshore University Healthsystem, Refunding	5.000%	8/15/33	250,000	313,162
Southern Illinois Healthcare Enterprises Inc., Refunding	5.000%	3/1/32	200,000	233,342
Southern Illinois Healthcare Enterprises Inc., Refunding	5.000%	3/1/34	500,000	575,075
Illinois State Sports Facilities Authority Revenue, State Tax Supported, Refunding, AGM	5.250%	6/15/30	3,000,000	3,286,800
Illinois State Toll Highway Authority Revenue:
Series C, Refunding	5.000%	1/1/25	650,000	767,000
Series C, Refunding	5.000%	1/1/26	925,000	1,117,733
Illinois State University, Auxiliary Facilities System Revenue, Series A, Refunding, AGM	5.000%	4/1/28	100,000	125,544
Illinois State, GO:
Series 2006	5.500%	1/1/30	50,000	52,937
Series 2016, Refunding	5.000%	2/1/29	500,000	505,615
Series A	5.000%	5/1/36	770,000	774,966
Series A	5.000%	5/1/39	300,000	300,570
Series A, Refunding	5.000%	10/1/29	1,300,000	1,317,589
Series A, Refunding	5.000%	10/1/30	100,000	101,353
Series B, Refunding	5.000%	9/1/27	600,000	610,902
Series D	5.000%	11/1/27	850,000	865,776
Metropolitan Pier & Exposition Authority, IL, Dedicated State Revenue:
McCormick Place Expansion Project, Series A, Refunding	5.000%	6/15/50	1,100,000	1,063,161

See Notes to Financial Statements.

6	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
McCormick Place Expansion Project, Series B, Refunding	5.000%	12/15/31	$250,000	$256,943
Regional Transportation Authority, IL, GO, Series A, Refunding, NATL	6.000%	7/1/29	1,020,000	1,290,718
Sales Tax Securitization Corp., IL, Series A, Refunding	5.000%	1/1/28	250,000	290,433
Total Illinois				24,953,256
Indiana — 5.4%
Hammond, IN, Multi-School Building Corp.:
First Mortgage Bond, State Intercept Program	5.000%	7/15/34	750,000	899,445
First Mortgage Bond, State Intercept Program	5.000%	7/15/35	1,035,000	1,236,173
Indiana State Finance Authority Health System Revenue, Indiana University Health, Series B	2.250%	7/1/25	250,000	259,445	(c)(d)
Indiana State Finance Authority Hospital Revenue, Indiana University Health Obligated Group, Series B, Refunding	1.650%	7/1/22	200,000	203,048	(c)(d)
Indianapolis, IN, Department of Public Utilities Gas Utility Revenue, Second Lien, Series A, Refunding	5.250%	8/15/29	4,000,000	4,549,640	(f)
Valparaiso, IN, Exempt Facility Revenue, Pratt Paper LLC Project	5.875%	1/1/24	295,000	302,121	(b)
Total Indiana				7,449,872
Iowa — 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Company Project, Refunding	3.125%	12/1/22	150,000	148,560
Kentucky — 2.2%
Kentucky State PEA, Gas Supply Revenue:
Series A	4.000%	6/1/26	1,200,000	1,309,416	(c)(d)
Series C	4.000%	6/1/25	1,600,000	1,744,048	(c)(d)
Total Kentucky				3,053,464
Louisiana — 4.9%
New Orleans, LA, Aviation Board, General Airport Revenue:
Series B	5.000%	1/1/29	2,000,000	2,278,040	(b)
Series B	5.000%	1/1/30	2,000,000	2,261,100	(b)

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Louisiana — continued
Port New Orleans Board of Commissioners, Series B, Refunding, AGM	5.000%	4/1/38	$1,625,000	$1,970,280	(b)
St. John the Baptist Parish, LA, State Revenue, Marathon Oil Corp. Project, Refunding	2.200%	7/1/26	300,000	263,496	(c)(d)
Total Louisiana				6,772,916
Massachusetts — 2.1%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Series B-1, Refunding	5.000%	1/1/35	350,000	452,207
Massachusetts State DFA Revenue:
Mass General Brigham Issue, Series A-1	5.000%	1/31/30	1,000,000	1,384,800	(c)(d)
Partners Healthcare System, Refunding	5.000%	7/1/37	250,000	296,768
UMass Boston Student Housing Project	5.000%	10/1/28	200,000	209,142
Massachusetts State Port Authority Revenue, Series A, Refunding	5.000%	7/1/36	500,000	601,405	(b)
Total Massachusetts				2,944,322
Michigan — 3.2%
Detroit, MI, Downtown Development Authority, Tax Increment Revenue, Series A, Refunding, AGM	5.000%	7/1/38	250,000	284,125
Great Lakes, MI, Water Authority Water Supply System Revenue:
Senior Lien, Series C, Refunding	5.000%	7/1/33	800,000	946,024
Senior Lien, Series C, Refunding	5.000%	7/1/35	350,000	416,104
Michigan State Finance Authority Ltd. Authority Obligation Revenue, Higher Education, Thomas M Cooley Law School Project, Refunding	6.250%	7/1/29	600,000	612,702	(a)
Michigan State Finance Authority Revenue:
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Second Lien Local Project, Series C, Refunding	5.000%	7/1/33	275,000	325,875
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Series D2, Refunding, AGM	5.000%	7/1/24	1,000,000	1,184,390
Michigan State Finance Authority, Hospital Revenue, Trinity Health Credit Group, Series A, Refunding	5.000%	12/1/42	250,000	290,908
Michigan State Strategic Fund Limited Obligation Revenue, I-75 Improvement Project	5.000%	12/31/43	300,000	318,783	(b)
Total Michigan				4,378,911

See Notes to Financial Statements.

8	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Missouri — 0.9%
Kansas City, MO, IDA, Airport System Revenue, Kansas City International Airport Terminal Modernization Project, Series B	5.000%	3/1/35	$750,000	$888,697	(b)
Missouri State Health Senior Living Facilities Revenue, Lutheran Senior Services Projects, Series A	5.000%	2/1/34	150,000	151,130
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village, St. Louis Obligated Group, Series A	5.000%	9/1/38	300,000	279,564
Total Missouri				1,319,391
Nebraska — 0.5%
Central Plains, NE, Energy Project, Gas Project Revenue, Project #3, Series A, Refunding	5.000%	9/1/36	500,000	641,400
New Jersey — 8.9%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue, Refunding, AGM	5.000%	11/1/28	1,000,000	1,104,430
New Jersey State EDA Revenue:
School Facilities Construction, Series NN, Refunding	5.000%	3/1/28	2,825,000	2,920,372
School Facilities Construction, Series NN, Refunding	5.000%	3/1/29	2,175,000	2,246,144
Transit Transportation Project, Series A	5.000%	11/1/32	750,000	803,947
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	150,000	159,539	(b)
New Jersey State Transportation Trust Fund Authority Revenue:
Transportation System, Series A, Refunding	5.000%	12/15/25	425,000	454,333
Transportation System, Series A, Refunding	5.000%	12/15/28	575,000	627,147
Transportation System, Series B	5.250%	6/15/23	2,000,000	2,103,420	(e)
New Jersey State Turnpike Authority Revenue, Series G, Refunding	5.000%	1/1/35	1,000,000	1,205,380
Tobacco Settlement Financing Corp., NJ, Revenue, Series A, Refunding	5.000%	6/1/35	500,000	592,460
Total New Jersey				12,217,172
New York — 12.0%
Hudson Yards Infrastructure Corp., NY, Second Indenture Revenue, Series A, Refunding	5.000%	2/15/35	1,000,000	1,193,680
MTA, NY, Transportation Revenue, Green Bond, Series A-2	5.000%	5/15/30	400,000	434,968	(c)(d)
New York City, NY, GO, Series D-1	5.000%	3/1/39	1,000,000	1,256,890

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York State Dormitory Authority, School Districts Revenue Financing Program, Series A, AGM	5.000%	10/1/29	$750,000	$960,622	(g)
New York State Dormitory Authority, Sales Tax Revenue, Group 3, Series E, Refunding	5.000%	3/15/38	1,500,000	1,855,290
New York State Dormitory Authority, State Personal Income Tax Revenue, Bidding Group 4, Series A, Refunding	5.000%	3/15/44	750,000	919,162
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations, Junior Lien, Series A	5.000%	1/1/36	1,000,000	1,147,330
New York State Thruway Authority, State Personal Income Tax Revenue, Series A	5.000%	3/15/26	200,000	224,858
New York State Transportation Development Corp., Special Facilities Revenue:
American Airlines Inc., John F. Kennedy International Airport Project, Refunding	5.000%	8/1/31	600,000	578,568	(b)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/30	850,000	862,351	(b)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/32	1,200,000	1,207,512	(b)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/30	1,225,000	1,316,164	(b)
Niagara Area Development Corp., NY, Solid Waste Disposal Facility Revenue, Covanta Project, Series B, Refunding	3.500%	11/1/24	750,000	741,218	(a)
Port Authority of New York & New Jersey Revenue, Consolidated Series 193, Refunding	5.000%	10/15/30	1,500,000	1,720,650	(b)
Triborough Bridge & Tunnel Authority, NY, Revenue, MTA Bridges & Tunnels, Series A	5.000%	11/15/49	750,000	935,865
Utility Debt Securitization Authority, NY, Revenue, Restructuring, Series TE	5.000%	12/15/27	1,000,000	1,153,930
Total New York				16,509,058
North Carolina — 1.4%
Charlotte, NC, COP, Series P	5.000%	6/1/44	250,000	309,068
Charlotte, NC, Airport Revenue, Charlotte Douglas International Airport	5.000%	7/1/36	400,000	488,028

See Notes to Financial Statements.

10	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — continued
North Carolina State Limited Obligation Revenue, Series A	5.000%	5/1/32	$750,000	$992,940
North Carolina State Turnpike Authority, Triangle Expressway System Revenue, Senior Lien, Refunding	5.000%	1/1/30	100,000	112,114
Total North Carolina				1,902,150
Ohio — 1.3%
American Municipal Power-Ohio Inc., OH, Revenue, AMP Fremont Energy Center Project, Series A, Refunding	5.000%	2/15/29	500,000	643,265
Buckeye, OH, Tobacco Settlement Financing Authority Revenue:
Senior Bonds, Series A-2, Refunding	5.000%	6/1/36	250,000	308,415
Senior Bonds, Series B-2, Refunding	5.000%	6/1/55	500,000	505,335
Ohio State Air Quality Development Authority Revenue, American Electric Company Project, Series B, Refunding	2.500%	10/1/29	350,000	353,406	(b)(c)(d)
Total Ohio				1,810,421
Oklahoma — 0.0%
Payne County, OK, EDA Revenue, Epworth Living at The Ranch, Series A	6.250%	11/1/31	86,511	216	*(h)
Oregon — 1.6%
Port of Portland, OR, Airport Revenue, Portland International Airport, Series C, Refunding	5.000%	7/1/26	250,000	296,108	(b)
Portland, OR, River District Urban Renewal & Redevelopment, Series C	5.000%	6/15/28	570,000	621,710
Washington Multnomah & Yamhill Counties, OR, School District #1 West Union, GO, Hillsboro, School Board Guaranty	5.000%	6/15/34	500,000	628,015
Yamhill County, OR, Hospital Authority Revenue:
Friendsview Retirement Community, Refunding	5.000%	11/15/31	350,000	340,767
Friendsview Retirement Community, Refunding	5.000%	11/15/36	325,000	301,236
Total Oregon				2,187,836
Pennsylvania — 2.1%
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue	5.000%	6/1/30	200,000	245,488
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project, Refunding	5.000%	1/1/27	500,000	519,430

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.150%	7/1/24	$250,000	$252,148	(b)(c)(d)
Philadelphia, PA, Authority for IDR:
City Service Agreement Revenue, Rebuild Project	5.000%	5/1/35	500,000	562,445
Lease Revenue, Refunding	5.000%	10/1/30	250,000	297,840
Philadelphia, PA, GO, Series B	5.000%	2/1/35	250,000	317,425
State Public School Building Authority, PA, Lease Revenue:
Philadelphia School District Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/31	150,000	179,418
Philadelphia School District Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/33	450,000	533,101
Total Pennsylvania				2,907,295
Puerto Rico — 3.9%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	900,000	891,000
Puerto Rico Electric Power Authority Revenue:
Series A	5.050%	7/1/42	75,000	46,312	*(h)
Series DDD, Refunding	5.000%	7/1/21	280,000	172,900	*(h)
Series TT	5.000%	7/1/37	450,000	277,875	*(h)
Series XX	5.250%	7/1/40	270,000	167,400	*(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	220,000	173,767
Restructured, Series A-1	5.000%	7/1/58	1,230,000	1,234,010
Restructured, Series A-2	4.329%	7/1/40	1,250,000	1,203,125
Restructured, Series A-2A	4.550%	7/1/40	1,200,000	1,189,512
Total Puerto Rico				5,355,901
South Carolina — 0.3%
South Carolina State Ports Authority Revenue, Series 2018	5.000%	7/1/36	400,000	464,164	(b)
Tennessee — 0.9%
Knox County, TN, Health, Educational & Housing Facility Board Revenue, University Health System Inc., Series A	5.000%	9/1/30	250,000	296,520

See Notes to Financial Statements.

12	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — continued
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue, Subordinated, Green Bond, Series A	5.000%	7/1/42	$300,000	$364,797
Tennessee State Energy Acquisition Corp., Natural Gas Revenue, Series 2018	4.000%	11/1/25	500,000	555,645	(c)(d)
Total Tennessee				1,216,962
Texas — 9.2%
Arlington, TX, Special Tax Revenue, Subordinated Lien, Series C, BAM	5.000%	2/15/41	250,000	287,932
Austin, TX, Airport System Revenue, Series 2014	5.000%	11/15/27	1,000,000	1,138,130	(b)
El Paso, TX, GO, Series B, Refunding	5.000%	8/15/31	945,000	1,244,518
Harris County, TX, Houston Sports Authority Revenue, Senior Lien, Series A, Refunding, AGM	5.000%	11/15/25	1,000,000	1,123,560
Houston, TX, Public Improvement Project, Series A, Refunding	5.000%	3/1/31	800,000	1,035,144
Houston, TX, Airport System Revenue:
Special Facilities, United Airlines Inc., Airport Improvements Project	5.000%	7/15/28	500,000	499,970	(b)
Subordinated, Series A	5.000%	7/1/36	1,055,000	1,217,628	(b)
Laredo, TX, Waterworks & Sewer System Revenue, Series 2019	5.000%	3/1/33	1,000,000	1,241,980
Love Field, TX, Airport Modernization Corp., General Airport Revenue, Series 2017	5.000%	11/1/31	90,000	102,847	(b)
North Texas Tollway Authority Revenue:
First Tier, Series A, Refunding	5.000%	1/1/36	500,000	596,085
First Tier, Series B, Refunding	5.000%	1/1/34	1,300,000	1,487,486
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckner Senior Living Ventana Project, Series A	6.625%	11/15/37	130,000	130,389
Texas Public Finance Authority, Lease Revenue, Refunding	4.000%	2/1/36	350,000	422,527
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue, Series 2012	5.000%	12/15/22	2,000,000	2,140,140
Total Texas				12,668,336
U.S. Virgin Islands — 0.6%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	300,000	280,149
Subordinated, Matching Fund Loan, Cruzan Project, Series A	6.000%	10/1/39	335,000	293,152

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
U.S. Virgin Islands — continued
Subordinated, Matching Fund Loan, Diageo Project, Series A	6.625%	10/1/29	$150,000	$131,287
Subordinated, Matching Fund Loan, Diageo Project, Series A	6.750%	10/1/37	100,000	87,509
Total U.S. Virgin Islands				792,097
Utah — 0.4%
Utah Infrastructure Agency, Telecommunications Revenue, Series 2019	5.000%	10/15/26	250,000	267,858
Utah State Charter School Finance Authority, Charter School Revenue, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/37	250,000	290,235
Total Utah				558,093
Virginia — 3.3%
Arlington County IDA, VA, Hospital Revenue, Virginia Hospital Center, Refunding	5.000%	7/1/35	200,000	249,950
Virginia Beach, VA, Development Authority, Residential Care Facility Revenue, Westminster- Canterbury on Chesapeake Bay, Refunding	5.000%	9/1/40	1,250,000	1,313,675
Virginia State Small Business Financing Authority Revenue:
Bon Secours Mercy Health, Series A, Refunding	4.000%	12/1/49	500,000	548,010
Second Lien, Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/27	2,000,000	2,076,940	(b)
Senior Lien, 95 Express Lanes LLC	5.000%	7/1/34	350,000	357,291	(b)
Total Virginia				4,545,866
Washington — 0.6%
Port of Seattle, WA, Intermediate Lien Revenue, Series 2019	5.000%	4/1/33	500,000	599,105	(b)
Washington State Health Care Facilities Authority Revenue, Commonspirit Health, Series B, Refunding	5.000%	8/1/26	250,000	287,480	(c)(d)
Total Washington				886,585
West Virginia — 0.3%
West Virginia University Revenue, West Virginia Projects, Series B, Refunding	5.000%	10/1/29	300,000	380,607	(c)(d)
Wisconsin — 3.9%
Central Brown County, WI, Water Authority System Revenue, Series A, Refunding	5.000%	11/1/35	2,105,000	2,464,976
La Crosse, WI, Resource Recovery Revenue, Northern States Power Co. Project, Refunding	6.000%	11/1/21	2,000,000	2,150,340	(b)

See Notes to Financial Statements.

14	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — continued
Mount Pleasant, WI, Tax Increment Revenue, Series A	5.000%	4/1/43	$500,000	$614,550
Public Finance Authority, WI, Limited Obligation Pilot Revenue, American Dream @ Meadowlands Project	6.500%	12/1/37	200,000	175,060	(a)
Total Wisconsin				5,404,926
Total Investments before Short-Term Investments (Cost — $176,811,408)				184,027,822
Short-Term Investments — 0.1%
Municipal Bonds — 0.1%
Maryland — 0.1%
Maryland State HEFA Revenue, University of Maryland Medical System, Series D, LOC — TD Bank N.A. (Cost — $100,000)	0.060%	7/1/41	100,000	100,000	(i)(j)

			Shares
Money Market Funds — 0.0%
Dreyfus Government Cash Management,
Institutional Shares (Cost — $50,140)	0.095%		50,140	50,140
Total Short-Term Investments (Cost — $150,140)				150,140
Total Investments — 133.6% (Cost — $176,961,548)				184,177,962
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (0.4)%				(600,000)
Variable Rate Demand Preferred Stock, at Liquidation Value — (34.4)%				(47,400,000)
Other Assets in Excess of Liabilities — 1.2%				1,675,746
Total Net Assets Applicable to Common Shareholders — 100.0%				$137,853,708

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Intermediate Muni Fund Inc.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Maturity date shown represents the mandatory tender date.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)	The coupon payment on these securities is currently in default as of May 31, 2020.

(i)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

16	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Abbreviation(s) used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

CAB	— Capital Appreciation Bonds

CDA	— Communities Development Authority

COP	— Certificates of Participation

CSCE	— Charter School Credit Enhancement

DFA	— Development Finance Agency

EDA	— Economic Development Authority

GO	— General Obligation

HEFA	— Health & Educational Facilities Authority

IDA	— Industrial Development Authority

IDR	— Industrial Development Revenue

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

MTA	— Metropolitan Transportation Authority

NATL	— National Public Finance Guarantee Corporation — Insured Bonds

PCFA	— Pollution Control Financing Authority

PEA	— Public Energy Authority

PFA	— Public Facilities Authority

SIFMA	— Securities Industry and Financial Markets Association

At May 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	21	9/20	$4,601,042	$4,578,656	$22,386

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

May 31, 2020

Assets:
Investments, at value (Cost — $176,961,548)	$184,177,962
Interest receivable	2,383,847
Prepaid expenses	69,799
Total Assets	186,631,608

Liabilities:
Variable Rate Demand Preferred Stock ($25,000 liquidation value per share; 1,896 shares issued and outstanding) (net of deferred offering costs of $683,701) (Note 5)	46,716,299
Payable for securities purchased	939,255
Distributions payable to Common Shareholders	330,934
Investment management fee payable	85,293
Payable to broker — net variation margin on open futures contracts	53,156
Directors’ fees payable	2,224
Distributions payable to Auction Rate Cumulative Preferred Stockholders	31
Accrued expenses	50,708
Total Liabilities	48,177,900
Series M Municipal Auction Rate Cumulative Preferred Stock (24 shares authorized and issued at $25,000 per share) (Note 6)	600,000
Total Net Assets Applicable to Common Shareholders	$137,853,708

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 14,082,315 shares issued and outstanding; 100,000,000 common shares authorized)	$14,082
Paid-in capital in excess of par value	133,225,366
Total distributable earnings (loss)	4,614,260
Total Net Assets Applicable to Common Shareholders	$137,853,708

Common Shares Outstanding	14,082,315

Net Asset Value Per Common Share	$9.79

See Notes to Financial Statements.

18	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2020

Investment Income:
Interest	$3,199,926

Expenses:
Investment management fee (Note 2)	520,092
Distributions to Variable Rate Demand Preferred Stockholders (Notes 1 and 5)	330,914
Liquidity fees (Note 5)	184,056
Directors’ fees	24,310
Remarketing fees (Note 5)	24,096
Rating agency fees	20,835
Transfer agent fees	18,422
Audit and tax fees	15,664
Amortization of Variable Rate Demand Preferred Stock offering costs (Note 5)	13,848
Legal fees	13,228
Fund accounting fees	11,375
Shareholder reports	8,776
Stock exchange listing fees	6,255
Auction agent fees	5,752
Custody fees	1,845
Insurance	1,414
Auction participation fees (Note 6)	150
Interest expense	136
Miscellaneous expenses	8,841
Total Expenses	1,210,009
Less: Fee waivers and/or expense reimbursements (Note 2)	(4,505)
Net Expenses	1,205,504
Net Investment Income	1,994,422

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(190,305)
Futures contracts	(1,325,276)
Net Realized Loss	(1,515,581)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(4,838,605)
Futures contracts	22,386
Change in Net Unrealized Appreciation (Depreciation)	(4,816,219)
Net Loss on Investments and Futures Contracts	(6,331,800)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 6)	(6,504)
Decrease in Net Assets Applicable to Common Shareholders From Operations	$(4,343,882)

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended May 31, 2020 (unaudited) and the Year Ended November 30, 2019	2020	2019

Operations:
Net investment income	$1,994,422	$4,483,471
Net realized loss	(1,515,581)	(90,726)
Change in net unrealized appreciation (depreciation)	(4,816,219)	7,112,619
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(6,504)	(14,870)
Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	(4,343,882)	11,490,494

Distributions to Common Shareholders From (Note 1):
Total distributable earnings	(1,985,606)	(4,647,164)
Decrease in Net Assets From Distributions to Common Shareholders	(1,985,606)	(4,647,164)
Increase (Decrease) in Net Assets Applicable to Common Shareholders	(6,329,488)	6,843,330

Net Assets Applicable to Common Shareholders:
Beginning of period	144,183,196	137,339,866
End of period	$137,853,708	$144,183,196

See Notes to Financial Statements.

20	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2020

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(4,337,378)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(36,066,412)
Sales of portfolio securities	35,672,914
Net purchases, sales and maturities of short-term investments	(128,984)
Net amortization of premium (accretion of discount)	872,222
Decrease in interest receivable	31,331
Increase in prepaid expenses	(5,899)
Increase in payable for securities purchased	939,255
Amortization of preferred stock offering costs	13,848
Decrease in investment management fee payable	(1,473)
Decrease in Directors’ fees payable	(1,891)
Decrease in accrued expenses	(21,045)
Increase in payable to broker — net variation margin on open futures contracts	53,156
Net realized loss on investments	190,305
Change in net unrealized appreciation (depreciation) of investments	4,838,605
Net Cash Provided by Operating Activities	2,048,554

Cash Flows From Financing Activities:
Distributions paid on common stock	(2,041,936)
Distributions paid on Auction Rate Cumulative Preferred Stock	(6,618)
Net Cash Used in Financing Activities	(2,048,554)
Cash and restricted cash at beginning of period	—
Cash and restricted cash at end of period	—

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

May 31, 2020
Cash	—
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	—

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	21

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2020[1,2]	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net asset value, beginning of period	$10.24	$9.75	$10.08	$9.97	$10.47	$10.29

Income (loss) from operations:
Net investment income	0.14	0.32	0.35	0.39	0.41	0.42
Net realized and unrealized gain (loss)	(0.45)	0.50	(0.33)	0.15	(0.43)	(0.10)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income[3]	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Total income (loss) from operations	(0.31)	0.82	0.02	0.54	(0.02)	0.32

Less distributions to common shareholders from:
Net investment income	(0.14) [4]	(0.33)	(0.37)	(0.43)	(0.48)	(0.48)
Total distributions to common shareholders	(0.14)	(0.33)	(0.37)	(0.43)	(0.48)	(0.48)

Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	—	—	0.02	—	—	0.34

Net asset value, end of period	$9.79	$10.24	$9.75	$10.08	$9.97	$10.47

Market price, end of period	$8.54	$9.21	$8.29	$9.35	$9.53	$10.06
Total return, based on NAV[5,6]	(3.02)%	8.51%	0.39%[7]	5.47%	(0.36)%	6.52%[8]
Total return, based on Market Price[9]	(5.78)%	15.26%	(7.52)%	2.55%	(0.78)%	7.73%

Net assets applicable to common shareholders, end of period (millions)	$138	$144	$137	$142	$140	$147

Ratios to average net assets:[10]
Gross expenses	1.71%[11]	1.76%	1.76%	1.56%	1.38%	1.26%
Net expenses	1.71 [11,12]	1.76	1.76	1.56	1.38	1.26
Net investment income	2.83 [11]	3.15	3.57	3.80	3.83	4.02

Portfolio turnover rate	19%	18%	27%	11%	13%	6%

See Notes to Financial Statements.

22	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2020[1,2]	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$600	$600	$600	$2,600	$2,600	$2,600
Variable Rate Demand Preferred Stock at Liquidation Value, End of Period (000s)	$47,400	$47,400	$47,400	$47,400	$47,400	$47,400
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[13]	387%	400%	386%	384%	381%	395%
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[13]	$96,799	$100,095	$96,531	$95,977	$95,224	$98,722

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2020 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 85% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 0.19%.

[8]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 3.17%.

[9]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[11]	Annualized.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]

Represents value of net assets plus the liquidation value of the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, at the end of the period divided by the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, outstanding at the end of the period.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. Under normal market conditions, the Fund invests at least 80% of its total assets in municipal obligations. In addition, under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the investment manager. For credit ratings purposes, pre-refunded bonds are deemed to be unrated. The subadviser determines the credit quality of prefunded bonds based on the quality of the escrowed collateral and such other factors as the subadviser deems appropriate. On April 1, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a

24	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$184,027,822	—	$184,027,822
Short-Term Investments†:
Municipal Bonds	—	100,000	—	100,000
Money Market Funds	$50,140	—	—	50,140
Total Short-Term Investments	50,140	100,000	—	150,140
Total Investments	$50,140	$184,127,822	—	$184,177,962
Other Financial Instruments:
Futures Contracts	$22,386	—	—	$22,386
Total	$72,526	$184,127,822	—	$184,200,348

†	See Schedule of Investments for additional detailed categorizations.

(b) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common shareholders by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities including the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Variable Rate Demand Preferred Stock (“VRDPS”), net of the deferred offering costs, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock (“ARCPS”).

26	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on

28	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distribution may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the common shareholders of the Fund. Distributions to common shareholders of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of ARCPS are accrued daily and paid on a weekly basis and are determined as described in Note 6. Distributions to holders of VRDPS are accrued on a daily basis and paid monthly as described in Note 5 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s VRDPS are treated as dividends or distributions.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating this fee, the aggregate liquidation value of the preferred stock is not deducted in determining the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

During the six months ended May 31, 2020, fees waived and/or expenses reimbursed amounted to $4,505.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the six months ended May 31, 2020, such purchase and sale transactions (excluding accrued interest) were $9,055,000 and $17,428,550, respectively, with a realized gain of $81,033.

3. Investments

During the six months ended May 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$36,066,412
Sales	35,672,914

30	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

At May 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$176,961,548	$8,867,606	$(1,651,192)	$7,216,414
Futures contracts	—	22,386	—	22,386

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2020.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$22,386

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2020. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,325,276)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$22,386

During the six months ended May 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$3,387,366

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

5. Variable rate demand preferred stock

On February 25, 2015, the Fund completed a private offering of 1,896 shares of Series 1 VRDPS. Net proceeds from the offering were used by the Fund to repurchase outstanding shares of Series M Municipal ARCPS that had been accepted for payment pursuant to the tender offer (see Note 6). Offering costs incurred by the Fund in connection with the VRDPS issuance are being amortized to expense over the life of the VRDPS.

The table below summarizes the key terms of Series 1 of the VRDPS at May 31, 2020.

Series	Mandatory Redemption Date	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value
Series 1	2/25/2045	1,896	$25,000	$47,400,000

The VRDPS shares are not listed on any securities exchange or automated quotation system. For financial reporting purposes, the VRDPS shares are considered debt of the Fund; therefore, the liquidation value, which approximates fair value of the VRDPS shares, is recorded as a liability on the Statement of Assets and Liabilities.

Holders of VRDPS have the right to tender their VRDPS shares for remarketing at a price equal to the liquidation preference amount plus all accumulated but unpaid dividends and at a date which is no earlier than the seventh day following delivery of the notice to the tender and paying agent. The VRDPS shares include a liquidity feature that allows VRDPS holders to have their shares purchased by the liquidity provider with whom the Fund has contracted in the event of a failed remarketing where purchase orders are not sufficient in number to be matched with the sale orders. The Fund is required to redeem the VRDPS shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays a monthly remarketing fee at the annual rate of 0.05% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month. These fees are shown as remarketing fees on the Statement of Operations. Prior to June 25, 2020, the Fund paid a monthly remarketing fee at an annual rate of 0.10% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month.

Holders of VRDPS are entitled to receive monthly cumulative cash dividends, payable on the first business day of each calendar month, at a variable rate set weekly by the remarketing agent. The dividend rate is generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate will reset to the maximum rate. The maximum rate is determined, in part, based upon the long-term rating assigned to the VRDPS. In the event the Fund fails to make a scheduled dividend payment, all outstanding shares of the VRDPS are subject to mandatory tender.

Subject to certain conditions, the VRDPS shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per share is equal to the

32	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

liquidation value per share plus any accumulated but unpaid dividends. The Fund is required to redeem its VRDPS on the mandatory redemption date, February 25, 2045. In addition, the Fund is required to redeem certain of the VRDPS shares if the Fund fails to maintain certain asset coverage and rating agency guidelines.

The Fund is a party to a fee agreement with the liquidity provider that requires monthly payment of an annual liquidity fee. These fees are shown as liquidity fees on the Statement of Operations. The fee agreement between the Fund and the liquidity provider is scheduled to terminate on June 24, 2021. Prior to June 25, 2020, the Fund was a party to a fee agreement with a former liquidity provider (the “former liquidity agreement”) that was subject to a June 30, 2020 scheduled termination. The terms of the current fee agreement are substantially the same as the terms of the former liquidity agreement. The Fund has the right, which is exercisable 120 to 90 days prior to the scheduled termination date, to request that the liquidity provider extend the term of the agreement for an additional period. The Fund may also terminate the agreement early. In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDPS will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDPS purchased by the liquidity provider six months after the purchase date.

The VRDPS ranks senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the VRDPS, due on or prior to the date of the common stock dividend or distribution, and meets the VRDPS asset coverage and rating agency requirements.

The holders of the VRDPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of VRDPS or the holders of common stock. Pursuant to the 1940 Act, holders of the VRDPS have the right to elect two Directors of the Fund, voting separately as a class.

The annualized dividend rate for the VRDPS shares for the six months ended May 31, 2020 was 1.396%. VRDPS shares issued and outstanding remained constant during the six months ended May 31, 2020.

6. Municipal auction rate cumulative preferred stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal ARCPS.

On January 22, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding ARCPS at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through February 20, 2015, the expiration date of the tender offer.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

The Fund’s tender offer was conditioned upon the Fund closing on the private offering of VRDPS with an aggregate liquidation preference at least equal to the aggregate liquidation preference of ARCPS accepted for tender.

On February 25, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 1,896 ARCPS, which represented 94.8% of outstanding ARCPS. The ARCPS that were not tendered will remain outstanding. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

On November 27, 2018, the Fund repurchased 80 Series M ARCPS in a private transaction at a price equal to 85% of the liquidation preference of $25,000 per share (or $21,250 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual repurchase price of the repurchased ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

At May 31, 2020, the Fund had 24 shares of ARCPS outstanding with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of ARCPS for tax purposes, the Fund will likely have to pay higher dividends to holders of ARCPS to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund pays the applicable maximum rate, which was calculated as 110% of the prevailing, 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.315% to 8.595% during the six months ended May 31, 2020. At May 31, 2020, the dividend rate was 0.315%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

34	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, Inc., acts as a broker/dealer in connection with the auction of ARCPS. For all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPCS that the broker/dealer places at the auction. However, on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended May 31, 2020, CGM earned $150 as a participating broker/dealer.

7. Distributions to common shareholders subsequent to May 31, 2020

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/21/2020	6/1/2020	$0.0235
6/23/2020	7/1/2020	$0.0235
7/24/2020	8/3/2020	$0.0235
8/24/2020	9/1/2020	$0.0235

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2020, the Fund did not repurchase any shares.

9. Deferred capital losses

As of November 30, 2019, the Fund had deferred capital losses of $1,216,914, which have no expiration date, that will be available to offset future taxable capital gains.

10. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts that have been presented to the shareholders of the Fund for their approval.

*  *  *

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

On May 21, 2020, the Fund announced that, effective as of the date of the announcement, it may enter into tender option bond (“TOB”) transactions and may invest in inverse floating rate instruments issued in TOB transactions. In a TOB transaction, the Fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a TOB trust. The TOB trust generally issues floating rate notes to third parties and residual interest TOBs to the Fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the Fund and may be invested in additional securities.

The residual interest TOBs are inverse floating rate debt instruments (“inverse floaters”), as the return on those bonds is inversely related to changes in a specified interest rate.

36	Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report

Distributions on any inverse floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB trust may be senior to the inverse floaters held by the Fund. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

The Fund may enter into TOB transactions on either a non-recourse or recourse basis. If the Fund invests in a TOB trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB trust. The Fund will look through to the underlying securities held by a TOB trust for purposes of calculating compliance with the Fund’s investment policies. TOB transactions create leverage to the extent the Fund invests the net proceeds of the floating rate notes in additional securities. The Fund currently intends to segregate or earmark liquid assets or otherwise cover its obligations with respect to its investments in TOB trusts. TOB transactions expose the Fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal.

Western Asset Intermediate Muni Fund Inc. 2020 Semi-Annual Report	37

Board approval of new management and new subadvisory agreements (unaudited)

Background

On March 9, 2020, during a telephonic meeting of the Boards of Directors (each, a “Board” and each Board member, a “Director” or a “Board Member”) of the closed-end funds under the Board’s purview (each, a “Fund” and together, the “Funds”), Board Members discussed with management of Legg Mason, Inc. (“Legg Mason”) and certain representatives of Franklin Resources, Inc. and its subsidiaries (together, “Franklin Templeton”) the acquisition of Legg Mason by Franklin Templeton (the “Transaction”) and Franklin Templeton’s plans and intentions regarding the Funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by Legg Mason’s separate investment advisory subsidiaries and the combination of Legg Mason’s and Franklin Templeton’s distribution resources. The Board of each Fund was advised that the Transaction, if completed, would constitute a change of control under the Investment Company Act of 1940, as amended (the “1940 Act”), that would result in the termination of the current management agreement between each Fund and Legg Mason Partners Fund Advisor, LLC (the “Manager”) (the “Current Management Agreements”) and the current subadvisory agreements with each Fund’s subadviser or subadvisers (each, a “Subadviser” and together, the “Subadvisers”) (the “Current Subadvisory Agreements”).

At meetings held on April 1, 2020 the Board of each Fund, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the new management agreement between each Fund and the Manager (each, a “New Management Agreement”) and each new subadvisory agreement between each Fund’s Manager and its Subadviser or Subadvisers relating to the Fund (each, a “New Subadvisory Agreement”).1 (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”)

At these meetings, which included meetings of the full Board of each Fund and separate meetings of the Independent Board Members, the Board considered, among other things, whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Funds and their shareholders. To assist the Board of each Fund in its consideration of the New

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Board Members participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Board Members, including a majority of the Independent Board Members, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

38	Western Asset Intermediate Muni Fund Inc.

Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including performance and expense comparison data and profitability information by Fund and with respect to the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before and during the April 1, 2020 meetings, the Board of each Fund sought certain information as it deemed necessary and appropriate. In connection with their consideration of the New Agreements, the Independent Board Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason. The requests for information of the Board of each Fund sought information relevant to the Board’s consideration of the New Agreements and other anticipated impacts of the Transaction on the Funds and their shareholders. Franklin Templeton and Legg Mason provided documents and information in response to these requests for information. Following their review of this information, the Independent Board Members requested additional information from Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Board of each Fund reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of each of these meetings and addressed various questions raised by the Board of each Fund.

At the April 1, 2020 meeting of the Board of each Fund, representatives of Legg Mason and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Agreements.

Board Approval of New Management Agreements and New Subadvisory Agreements

Each Fund’s Board’s evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held on November 14, 2019 and at other Board meetings throughout the prior year.

Among other things, the Board Members considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

Western Asset Intermediate Muni Fund Inc.	39

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

(ii)	that Franklin Templeton has informed the Board of each Fund that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason have informed the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Board of each Fund regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that there are not expected to be any changes to any Fund’s custodian or other service providers as a result of the Transaction;

(vi)

that Franklin Templeton has informed the Board of each Fund that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the applicable Fund’s Board before making any changes;

(vii)

that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x)	the fact that each Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xi)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

40	Western Asset Intermediate Muni Fund Inc.

(xii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board of each Fund approve the New Agreements;

(xiii)

that the Current Agreements, except in the case of newer Funds, are the product of multiple years of review and negotiation and information received and considered by the applicable Fund’s Board in the exercise of their business judgment during those years, and that within the past six-months the Board of each Fund had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Board Members’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to each Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xiv)	that the Current Agreements were considered and approved as recently as November 2019, except in the case of one Fund, which is currently in the initial term of its agreement;

(xv)

that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvi)

that under the a definitive agreement between Legg Mason and Franklin Templeton (the “Transaction Agreement”), Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board of any Fund shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Western Asset Intermediate Muni Fund Inc.	41

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval or continuation of each Current Agreement, and in connection with their review of each New Agreement, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis with respect to their consideration of the Current Agreements and the New Agreements, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to the Board of each Fund encompassed each Fund and all other Funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager for each Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s) pursuant to the New Subadvisory Agreement(s) for the Fund. The Independent Board Members of each Fund considered the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund, including Western Asset Intermediate Muni Fund Inc. (the “Western Asset Fund”), reviewed the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund were present.

Nature, Extent and Quality of the Services under the New Agreements

The Board of each Fund received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members considered,

42	Western Asset Intermediate Muni Fund Inc.

among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. In this regard, the Board of each Fund took into account that Franklin Templeton and Legg Mason have informed the Board regarding Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing. The Board of each Fund has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. Each Fund’s Board’s evaluation of the services provided by the Manager and the Subadviser(s) took into account the Board Members’ knowledge gained as Board Members of other Funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board of each Fund observed that the scope of services provided by the Manager and the Subadviser(s), and the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board of each Fund has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board of each Fund also considered the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board of each Fund considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition (pre- and post-closing).

The Board of each Fund also reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board of each Fund noted in particular that following the Transaction, Franklin Templeton is expected to have resources that will provide it with substantial capacity to

Western Asset Intermediate Muni Fund Inc.	43

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

invest across the business. The Board of each Fund also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources.

The Board also considered the benefits to each Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In addition, the Board also considered Franklin Templeton’s significant experience in dealing with issues unique to the management of closed-end funds.

The Board of each Fund also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund.

The Board of each Fund received performance information for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board of each Fund was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board of each Fund has found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. It was also noted that the Board of each Fund has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board of each Fund considered the Fund’s performance in light of overall financial market conditions. Where a Fund’s performance was below the median during one or more specified periods, the Fund’s Board noted the explanations from the Advisers concerning the Fund’s relative performance versus the peer group for the various periods

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members of each Fund determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Advisers to provide those services, and the Board of each Fund, including the Western Asset Fund, concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund were sufficient for approval.

44	Western Asset Intermediate Muni Fund Inc.

Management Fees and Expense Ratios

The Board of each Fund considered that it had reviewed the Fund’s management fee and total expense ratio at the November 2019 contract renewal meeting. The Board of each Fund considered that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect. The Board of each Fund noted that by their terms none of the current expense waiver and reimbursement arrangements would expire before December 2020 and that Franklin Templeton had indicated that it would consult with the applicable Fund’s Board before making any changes to the Fund’s current expense waiver and reimbursement arrangements.

The Board of each Fund reviewed and considered the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services to be provided by the Manager and the Subadviser(s). The Board of each Fund also noted that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager, or in some cases another Subadviser, and not the Fund. In addition, the Board of each Fund received and considered information provided by Broadridge comparing the contractual management fee and the actual management fee for the Fund, as well as the total actual expenses for the Fund, with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that, while the Board of each Fund has found the Broadridge data generally useful, it recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board of each Fund also considered the overall management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board of each Fund also received an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board of each Fund reviewed information regarding fees charged by the Manager and/or the Subadviser(s) to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager reviewed with the Board of each Fund the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board of each Fund considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

Western Asset Intermediate Muni Fund Inc.	45

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction would not increase the total fees payable by any Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board of each Fund, including the Western Asset Fund, determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and Economies of Scale

The Board of each Fund received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board of each Fund also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board of each Fund received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by each Fund’s Board not to be excessive in light of the nature, extent and quality of the services provided to the Fund, including the Western Asset Fund.

The Board of each Fund received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions had been implemented for certain Funds, as well as expense limitations, and that after taking those reductions and expense limitations into account, the Board Members had determined that the total fees for management services, and administrative services for the applicable Funds, were reasonable in light of the services provided to the Funds, including the Western Asset Fund, and that any economies of scale were being shared appropriately.

The Board Members noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, primarily at the holding company distribution level, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. The Board of each Fund took into account that cost synergies were not the primary driver of the Transaction. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Funds, nor to quantify at this time any possible future economies of scale. The Board Members noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

46	Western Asset Intermediate Muni Fund Inc.

Other Benefits to the Advisers

The Board of each Fund considered other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Funds and the ongoing commitment of the Manager and the Subadviser(s) to the Funds, the Board of each Fund considered that the ancillary benefits that the Manager, the Subadviser(s) and their affiliates received as a result of their relationship with the Fund, including the Western Asset Fund, were reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board of each Fund considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Funds. The Board of each Fund considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members, including the Independent Board Members, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable to each Fund and that entering into the New Agreements for each Fund, including the Western Asset Fund, was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements for each Fund and to recommend that the Fund’s shareholders approve the New Agreements.

Western Asset Intermediate Muni Fund Inc.	47

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Intermediate Muni Fund Inc. was held on March 20, 2020 for the purpose of considering and voting upon proposals presented at the Meeting. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominees	Common Shares and Preferred Shares, voting together, Voted FOR Election	Common Shares and Preferred Shares, voting together, WITHHELD	Preferred Shares, Voted FOR Election	Preferred Shares, WITHHELD
Daniel P. Cronin	12,560,147	271,192	—	—
Nisha Kumar	12,444,732	386,607	—	—
William R. Hutchinson	—	—	1,920	—

At May 31, 2020, in addition to Daniel P. Cronin, Nisha Kumar and William R. Hutchinson, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Paolo M. Cucchi

Eileen A. Kamerick

Jane Trust

Ratification of Selection of Independent Registered Public Accountants

To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended November 30, 2020.

For	Against	Abstain
12,657,207	57,790	116,342

48	Western Asset Intermediate Muni Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Western Asset Intermediate Muni Fund Inc.	49

Dividend reinvestment plan (unaudited) (cont’d)

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

50	Western Asset Intermediate Muni Fund Inc.

Western Asset

Intermediate Muni Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

Western Asset Intermediate Muni Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

SBI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Intermediate Muni Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010074 7/20 SR20-3920

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit  99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 27, 2020
By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 27, 2020